Exhibit 4.11

CHASE ISSUANCE TRUST

as Issuing Entity

CLASS C(201[ ]-[ ]) TERMS DOCUMENT

dated as of [                    ]

to

SECOND AMENDED AND RESTATED

CHASESERIES INDENTURE SUPPLEMENT

dated as of [                    ], 2016

to

FOURTH AMENDED AND

RESTATED INDENTURE

dated as of [                    ], 2016

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Indenture Trustee and Collateral Agent

TABLE OF CONTENTS

		PAGE
ARTICLE I

Definitions and Other Provisions of General Application
Section 1.01	Definitions	1
Section 1.02	Governing Law	6
Section 1.03	Counterparts	6
Section 1.04	Ratification of Indenture and Indenture Supplement	6

ARTICLE II

The Class C(201[ ]-[ ]) Notes

Section 2.01	Creation and Designation	7
Section 2.02	Interest Payment	7
Section 2.03	Calculation Agent; Determination of LIBOR	7
Section 2.04	Payments of Interest and Principal	8
Section 2.05	Targeted Amount to be on Deposit in the Class C Reserve Sub-Account	9
Section 2.06	Form and Delivery of Class C(201[ ]-[ ]) Notes; Depository; Denominations	10
Section 2.07	Delivery and Payment for the Class C(201[ ]-[ ]) Notes	10
Section 2.08	Supplemental Indenture	10

ARTICLE III

Restrictions on Transfer of the Class C(201[ ]-[ ]) Notes

Section 3.01	Private Placement of the Class C(201[ ]-[ ]) Notes	11
Section 3.02	Transfer of the Class C(201[ ]-[ ]) Notes	11

ARTICLE IV

Miscellaneous Provisions

Section 4.01	Amendments	21
Section 4.02	Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date	21
Section 4.03	No Ratings Confirmation Required for Class C(201[ ]-[ ]) Notes	21

i

THIS CLASS C(201[    ]-[    ]) TERMS DOCUMENT (this “Terms Document”), by and between the CHASE ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuing Entity”), having its principal office at c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-1600, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”) and collateral agent (the “Collateral Agent”), is made and entered into as of [                    ].

Pursuant to this Terms Document, the Issuing Entity and the Indenture Trustee shall create a new Tranche of CHASEseries Class C Notes and shall specify the principal terms thereof.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Indenture Supplement, the Indenture or the Asset Pool Supplement, either directly or by reference therein, have the meanings assigned to them therein;

(3) as used in this Terms Document and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Terms Document or in any such certificate or other document, and accounting terms partly defined in this Terms Document or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Terms Document or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Terms Document or in any such certificate or other document shall control;

(4) the words “hereof,” “herein,” “hereunder” and words of similar import when used in this Terms Document shall refer to this Terms Document as a whole and not to any particular provision of this Terms Document; references to any subsection, Section, clause, Schedule or Exhibit are references to subsections,

Sections, clauses, Schedules and Exhibits in or to this Terms Document unless otherwise specified; the term “including” means “including without limitation”; references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; references to any Person include that Person’s successors and assigns; and references to any agreement refer to such agreement, as amended, supplemented or otherwise modified from time to time;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement, the Indenture or the Asset Pool Supplement, the terms and provisions of this Terms Document shall be controlling; and

(6) each capitalized term defined herein shall relate only to the Class C(201[    ]-[    ]) Notes and no other Tranche of CHASEseries Notes issued by the Issuing Entity.

“Asset Pool Supplement” means the Third Amended and Restated Asset Pool One Supplement to the Indenture, dated as of [                    ], 2016, as amended, by and among the Issuing Entity, the Indenture Trustee and the Collateral Agent.

“Beneficiary” means Chase Card Funding, in its capacity as beneficial owner of the Issuing Entity.

[“Calculation Agent” is defined in Section 2.03(a).]

“Chase Card Funding” means Chase Card Funding LLC, a Delaware limited liability company.

“Chase USA” means Chase Bank USA, National Association, a national banking association.

“Class C Reserve Account Percentage” means, for any Monthly Period, (i) 1.50%, if the Quarterly Excess Spread Percentage for such Monthly Period is greater than or equal to 4.50%, (ii) 2.50%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 4.50% and greater than or equal to 4.00%, (iii) 3.00%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 4.00% and greater than or equal to 3.50%, (iv) 4.00%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 3.50% and greater than or equal to 3.00%, (v) 5.50%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 3.00% and greater than or equal to 2.50%, (vi) 6.50%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 2.50% and greater than or equal to 2.00% and (vii) 7.00%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 2.00%.

“Class C(201[    ]-[    ]) Note” means any Note, substantially in the form set forth in Exhibit A-3 to the Indenture Supplement, designated therein as a Class C(201[    ]-[    ]) Note and duly executed and authenticated in accordance with the Indenture.

“Class C(201[    ]-[    ]) Noteholder” means a Person in whose name a Class C(201[    ]-[    ]) Note is registered in the Note Register.

“Class C(201[    ]-[    ]) Tax Opinion” means an Opinion of Counsel stating that the Class C(201[    ]-[    ]) Notes will be characterized as debt for United States federal income tax purposes.

“Class C(201[    ]-[    ]) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class C(201[    ]-[    ]) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article V thereof.

“Controlled Accumulation Amount” means [                    ].

“Eligible Purchaser” means a corporation, partnership or other entity which can make the representations set forth in Section 3.02(b) or (c) hereof, as applicable, and that is either (x) a QIB, or in the case of an initial Transfer by Chase Card Funding only, an “Accredited Investor” within the meaning of Rule 501(a)(1)(2)(3) or (7) of Regulation D under the Securities Act or (y) a Non-U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act.

“Exempt Transaction” means a Transfer to an Eligible Purchaser in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or “blue sky” laws.

“Indenture” means the Fourth Amended and Restated Indenture, dated as of [                    ], 2016, as amended, between the Issuing Entity and the Indenture Trustee.

“Indenture Supplement” means the Second Amended and Restated CHASEseries Indenture Supplement, dated as of [                    ], 2016, among the Issuing Entity, the Indenture Trustee and the Collateral Agent.

“Initial Dollar Principal Amount” means [                    ].

“Interest Payment Date” means [                    ] and the 15th day of each [month] [April, July, October and January] thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day [; provided, however, that if an Early Amortization Event or an Event of Default and acceleration of the Class C(201[    ]-[    ]) Notes shall have occurred, the “Interest Payment Date” shall mean the 15th day of each month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day, beginning in the month immediately following the Monthly Period during which such Early Amortization Event or acceleration occurs].

“Interest Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Issuance Date) to but excluding such Interest Payment Date.

“Issuance Date” means [                    ].

“Legal Maturity Date” means [                    ].

[“LIBOR” means, for any Interest Period, the London interbank offered rate for [one-month] [three-month United States dollar deposits (or, if an Early Amortization Event or an Event of Default and acceleration of the Class C(201[    ]-[    ]) Notes shall have occurred, the London interbank offered rate for one-month United States dollar deposits)] United States dollar deposits determined by the Calculation Agent on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 2.03.]

[“LIBOR Determination Date” means (1) [                    ] for the period from and including the Issuance Date through but excluding [                    ] and (2) for each interest period thereafter, the second London Business Day prior to the commencement of the second and each subsequent Interest Period.]

[“London Business Day” means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.]

“Note Interest Rate” means a rate per annum equal to [                    ]% [in excess of LIBOR as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period].

“Paying Agent” means Wells Fargo Bank, National Association.

“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 3.06 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

“QIB” means a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act.

“Quarterly Excess Spread Percentage” means, for each Determination Date, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.

“Record Date” means, for any Note Transfer Date for a Monthly Period in which an Interest Payment Date occurs, the last Business Day of the preceding Monthly Period.

[“Reference Banks” means four major banks in the London interbank market selected by the Beneficiary.]

[“Reuters Screen LIBOR01 Page” means the display page so designated on the Reuters Monitor Money Rates (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purposes of displaying rates comparable to LIBOR).]

“Scheduled Principal Payment Date” means [            ].

“Stated Principal Amount” means $[            ].

“Targeted Holders” means each holder of a right to receive interest or principal with respect to any interest in the Issuing Entity with respect to which a Class C(201[    ]-[    ]) Tax Opinion has not been rendered; provided, however, that any Person holding more than one right or interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

“Transfer” means a sale, conveyance, assignment, hypothecation, pledge, participation, or other form of transfer of any Class C(201[    ]-[    ]) Note.

Section 1.02 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.03 Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.04 Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture, the Asset Pool Supplement and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the Asset Pool Supplement and the Indenture Supplement as so supplemented by this Terms Document shall be read, taken and construed as one and the same instrument.

[END OF ARTICLE I]

ARTICLE II

THE CLASS C(201[    ]-[    ]) NOTES

Section 2.01 Creation and Designation. There is hereby created a Tranche of CHASEseries Class C Notes to be issued pursuant to the Indenture and the Indenture Supplement to be known as the “CHASEseries Class C(201[    ]-[    ]) Notes.”

Section 2.02 Interest Payment.

(a) For each Interest Payment Date, the amount of interest due with respect to the Class C(201[    ]-[    ]) Notes shall be an amount equal to the product of (i)[(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B)] the Note Interest Rate [in effect with respect to the related Interest Period], times, (ii) the Outstanding Dollar Principal Amount of the Class C(201[    ]-[    ]) Notes determined as of the close of business on the Interest Payment Date preceding the related Note Transfer Date for the Class C(201[     ]-[     ]) Notes; provided, however, that for the first Interest Payment Date the amount of interest due with respect to the Class C(201[    ]-[     ]) Notes shall be [$            ] [an amount equal to the product of (x) the Outstanding Dollar Principal Amount of the Class C(201[     ]-[     ]) Notes on the Issuance Date, (y) 23 divided by 360 and (z) the Note Interest Rate in effect with respect to the Class C(201[     ]-[     ]) Notes determined on [            ]]. Interest on the Class C(201[    ]-[    ]) Notes will be calculated on the basis of [the actual number of days elapsed and] a 360-day year.

(b) Pursuant to Section 3.03 of the Indenture Supplement, on each Note Transfer Date with respect to the Class C(201[    ]-[    ]) Notes, the Indenture Trustee shall deposit into the Class C(201[     ]-[     ]) Interest Funding Sub-Account the portion of CHASEseries Available Finance Charge Collections allocable to the Class C(201[    ]-[    ]) Notes.

[Section 2.03 Calculation Agent; Determination of LIBOR

(a) The Issuing Entity hereby agrees that for so long as any Class C(201[    ]-[    ]) Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the “Calculation Agent”). The Issuing Entity hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuing Entity at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuing Entity, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuing Entity shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuing Entity or its Affiliates. The Calculation Agent may not resign its duties, and the Issuing Entity may not remove the Calculation Agent, without a successor having been duly appointed.

(b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a [one-month period] [three-month period (or, if an Early Amortization Event or an Event of Default and acceleration of the Class C(201[    ]-[    ]) Notes shall have occurred, for a one-month period)] which appears on Reuters Screen LIBOR01 Page or on such comparable system as is customarily used to quote LIBOR as of 11:00 a.m., London time, on such date. If such rate does not appear on Reuters Screen LIBOR01 Page or on a comparable system as is customarily used to quote LIBOR the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a [one-month period] [three-month period (or, if an Early Amortization Event or an Event of Default and acceleration of the Class C(201[    ]-[    ]) Notes shall have occurred, for a one-month period)]. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a [one-month period] [three-month period (or, if an Early Amortization Event or an Event of Default and acceleration of the Class C(201[    ]-[    ]) Notes shall have occurred, for a one-month period)].

(c) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (612) 667-8058 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

(d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee and the Beneficiary, via email or by facsimile transmission, notification of LIBOR for the following Interest Period.]

Section 2.04 Payments of Interest and Principal.

(a) Any installment of interest or principal payable on any Class C(201[    ]-[    ]) Note which is punctually paid or duly provided for by the Issuing Entity and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class C(201[    ]-[    ]) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person’s account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

(b) The right of the Class C(201[    ]-[    ]) Noteholders to receive payments from the Issuing Entity will terminate on the first Business Day following the Class C(201[    ]-[    ]) Termination Date.

Section 2.05 Targeted Amount to be on Deposit in the Class C Reserve Sub-Account.

(a) The amount targeted to be on deposit in the Class C Reserve Sub-Account for the Class C(201[    ]-[    ]) Notes, on the Issuance Date will be $[                    ] and, with respect to any subsequent Monthly Period, on the Note Transfer Date in the immediately succeeding Monthly Period, will be an amount equal to the product of (A) the Class C Reserve Account Percentage for such Monthly Period times (B) the Initial Dollar Principal Amount of the CHASEseries Notes (exclusive of (x) any Class or Tranche of CHASEseries Notes which will be paid in full on the applicable Payment Date for such Class or Tranche of CHASEseries Notes in the immediately succeeding Monthly Period and (y) any Class or Tranche of CHASEseries Notes which will have a Nominal Liquidation Amount of zero on the applicable Payment Date for such Class or Tranche of CHASEseries Notes in the immediately succeeding Monthly Period) times (C) a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(201[    ]-[    ]) Notes as of the close of business on the last day of such Monthly Period (exclusive of the amount deposited with respect to the Targeted Principal Deposit Amount on the applicable Note Transfer Date for such Tranche of CHASEseries Class C Notes in the next succeeding Monthly Period) and the denominator of which is the Nominal Liquidation Amount of all Class C Notes in the CHASEseries as of the close of business on the last day of such Monthly Period (exclusive of the amount deposited with respect to the Targeted Principal Deposit Amount on the applicable Note Transfer Date for all Tranches of CHASEseries Class C Notes in the next succeeding Monthly Period); provided however, that if an Early Redemption Event or Event of Default occurs with respect to the Class C(201[    ]-[    ]) Notes, the amount targeted to be on deposit will be the Initial Dollar Principal Amount of the Class C(201[    ]-[    ]) Notes.

(b) The Issuing Entity may change the percentage and methodology set forth above for calculating the amount targeted to be on deposit in the Class C Reserve Sub-Account for the Class C(201[    ]-[    ]) Notes without the consent of any Noteholder so long as the Issuing Entity has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes that the change in such percentage or formula will not result in a Ratings Effect with respect to any Outstanding Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuing Entity Tax Opinion.

Section 2.06 Form and Delivery of Class C(201[    ]-[    ]) Notes; Depository; Denominations.

(a) The Class C(201[    ]-[    ]) Notes, together with the Indenture Trustee’s certificate of authentication, shall be in substantially the form set forth in Exhibit A. The terms of Class C(201[    ]-[    ]) Notes set forth in Exhibit A are part of the terms of this Terms Document.

(b) The Class C(201[    ]-[    ]) Notes shall initially be issued in definitive, fully registered, certificated form and shall initially be retained by and registered in the name of Chase Card Funding. In the event any Class C(201[    ]-[    ]) Note is Transferred in an Exempt Transaction, such Class C(201[    ]-[    ]) Note may be issued either in the form of a global Registered Note as provided in Sections 2.02 and 3.01(i) of the Indenture, respectively, or in definitive, fully registered, certificated form, as applicable, and shall initially be registered in the name of the beneficial owner as listed in the Note Register. If, however, any Class C(201[    ]-[    ]) Note is Transferred pursuant to an effective registration under the Securities Act and applicable state securities or “blue sky” laws, such Class C(201[    ]-[    ]) Note shall be issued in the form of a global Registered Note as provided in Sections 2.02 and 3.01(i) of the Indenture, respectively. The Depository for any Class C(201[    ]-[    ]) Notes issued as global Registered Notes shall be The Depository Trust Company, with each such Class C(201[    ]-[    ]) Note being registered in the name of Cede & Co., its nominee.

(c) The Class C(201[    ]-[    ]) Notes (i) initially issued to and retained by Chase Card Funding and any Class C(201[    ]-[    ]) Notes Transferred in an Exempt Transaction will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess of that amount and (ii) Transferred pursuant to an effective registration statement will be issued in minimum denominations of $1,000 and integral multiples of that amount.

Section 2.07 Delivery and Payment for the Class C(201[    ]-[    ]) Notes. The Issuing Entity shall execute and deliver the Class C(201[    ]-[    ]) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class C(201[    ]-[    ]) Notes when authenticated, each in accordance with Section 3.03 of the Indenture.

Section 2.08 Supplemental Indenture. The Issuing Entity may enter into a supplemental indenture with respect to the Class C(201[    ]-[    ]) Notes as provided in Section 9.01 of the Indenture; provided, however, that any supplemental indenture which provides for an additional or alternative form of credit enhancement for the Class C(201[    ]-[    ]) Notes shall, in addition to the requirements set forth in Section 9.01 of the Indenture, require confirmation from the Note Rating Agencies that have rated any Outstanding Notes of the CHASEseries that such change in credit enhancement will not result in a Ratings Effect with respect to any Outstanding Notes of the CHASEseries.

[END OF ARTICLE II]

ARTICLE III

RESTRICTIONS ON TRANSFER OF THE CLASS C(201[    ]-[    ]) NOTES

Section 3.01 Private Placement of the Class C(201[    ]-[    ]) Notes.

(a) The Class C(201[    ]-[    ]) Notes have not been registered under the Securities Act, or any state securities or blue sky law. No Transfer of any Class C(201[    ]-[    ]) Note shall be made except either (i) pursuant to an effective registration under the Securities Act and applicable state securities or “blue sky” laws or (ii) in an Exempt Transaction. The Class C(201[    ]-[    ]) Notes initially purchased by Chase Card Funding and any Class C(201[    ]-[    ]) Notes Transferred in an Exempt Transaction shall bear a legend to the effect set forth in subsection (b) below. None of the Issuing Entity, the Transfer Agent and Note Registrar, the Owner Trustee or the Indenture Trustee is obligated to register the Class C(201[    ]-[    ]) Notes under the Securities Act or any other securities or “blue sky” law or to take any other action not otherwise required under this Terms Document, the Indenture, the Indenture Supplement, the Asset Pool Supplement or the Transfer and Servicing Agreement to permit the Transfer of Class C(201[    ]-[    ]) Notes without registration or as described above; provided however that in connection with any Transfer of a Class C(201[    ]-[    ]) Note, Chase Card Funding may, in its sole discretion, register the Class C(201[    ]-[    ]) Notes under the Securities Act or any other securities or “blue sky” law.

(b) Each Class C(201[    ]-[    ]) Note (i) initially issued to Chase Card Funding or (ii) Transferred in an Exempt Transaction shall bear a restrictive legend to the following effect:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS.

Section 3.02 Transfer of the Class C(201[    ]-[    ]) Notes.

(a) Transfer of the Class C(201[    ]-[    ]) Notes Pursuant to an Effective Registration under the Securities Act with a Class C(201[    ]-[    ]) Tax Opinion. If, at the time of any proposed Transfer of the Class C(201[    ]-[    ]) Notes by Chase Card Funding, as initial holder of the Class C(201[    ]-[    ]) Notes, the Class C(201[    ]-[    ]) Notes have been registered under the Securities Act and a Class C(201[    ]-[    ]) Tax Opinion is rendered, then the proposed Transfer

will not be subject to any additional restrictions with respect to such Transfer or its proposed transferee. With respect to any such Transfer, the Class C(201[    ]-[    ]) Note shall be transferred for a global Registered Note which shall bear a legend to the following effect:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE ISSUANCE TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF CHASE BANK USA, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

(b) Transfer of the Class C(201[    ]-[    ]) Notes in an Exempt Transaction with a Class C(201[    ]-[    ]) Tax Opinion. If, at the time of any proposed Transfer of the Class C(201[    ]-[    ]) Notes in an Exempt Transaction, a Class C(201[    ]-[    ]) Tax Opinion is rendered, then such Transfer shall be made in compliance with the restrictions set forth in this subsection 3.02(b) (including the applicable legends to be set forth on the face of the Class C(201[    ]-[    ]) Notes as provided in Exhibit A) (1) to a Person (A)(x) who the Issuing Entity reasonably believes is a QIB or (y) only in connection with an initial Transfer by Chase Card Funding of Class C(201[    ]-[    ]) Notes, who is an “Accredited Investor” as defined in Rule 501(a)(1)(2)(3) or (7) of Regulation D (“Regulation D”) under the Securities Act, and (B) that is aware that the resale or other transfer is being made in reliance on Rule 144A or (2) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S (“Regulation S”) under the Securities Act. Each Eligible Purchaser who becomes a Holder of a Class C(201[    ]-[    ]) Note in connection with an Exempt Transaction, by its acceptance of such Class C(201[    ]-[    ]) Note, will, in the case of a global Registered Note, be deemed to have acknowledged, represented to and

agreed with the Issuing Entity and Chase Card Funding (and in the case of a certificated Class C(201[    ]-[    ]) note will be required to provide a certificate acknowledging, representing to and agreeing with the Issuing Entity and Chase Card Funding) as follows:

(i) It understands and acknowledges that the Class C(201[    ]-[    ]) Notes may only be Transferred (A) in the United States to QIBs pursuant to Rule 144A, or (B) outside the United States pursuant to Regulation S.

(ii) It understands that the Class C(201[    ]-[    ]) Notes have not been and will not be registered under the Securities Act or any state or other applicable securities law and that the Class C(201[    ]-[    ]) Notes, or any interest or participation therein, may not be Transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities law.

(iii) It has had access to such financial and other information concerning the Issuing Entity, Chase Card Funding and the Class C(201[    ]-[    ]) Notes as it has deemed necessary in connection with its decision to purchase the Class C(201[    ]-[    ]) Notes.

(iv) It acknowledges that the Class C(201[    ]-[    ]) Notes will bear legends to the following effect unless the Issuing Entity determines otherwise, consistent with applicable law:

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS AND ONLY (1) TO THE ISSUING ENTITY, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN THE CASE OF INITIAL TRANSFERS ONLY, PURSUANT TO SECTION 4(2) UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)(2)(3) or (7) OF REGULATION D (“REGULATION D”) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”) PURCHASING FOR

ITS OWN ACCOUNT OR AN ACCREDITED INVESTOR PURCHASING FOR THE ACCOUNT OF AN ACCREDITED INVESTOR, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 501(a)(1)(2)(3) or (7) OF REGULATION D OR (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE PURSUANT TO CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

THIS NOTE IS SUBJECT TO ADDITIONAL RESTRICTIONS ON RESALE OR TRANSFER SET FORTH IN THE CLASS C(201[    ]-[    ]) TERMS DOCUMENT (AS HEREINAFTER DEFINED).

PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE ISSUING ENTITY HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.”

(v) If it is acquiring any Class C(201[    ]-[    ]) Note, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgements, representations and agreements contained herein on behalf of each such account.

(vi) It (A)(x) is a QIB, (y) is aware that the sale to it is being made in reliance on Rule 144A and if it is acquiring such Class C(201[    ]-[    ]) Notes or any interest or participation therein for the account of another QIB, such QIB is aware that the sale is being made in reliance on Rule 144A and (z) is acquiring such Class C(201[    ]-[    ]) Notes or any interest or participation therein for its own account or for the account of a QIB, (B) in the case of initial Transfers only (x) is an Accredited Investor, (y) is aware that the sale to it is being made in reliance on Section 4(2) under the Securities Act and if it is acquiring such Class C(201[    ]-[    ]) Notes or any interest or participation therein for the account of another Accredited Investor, such Accredited Investor is aware that the sale is being made in reliance on Section 4(2) under the Securities Act and (z) is acquiring such Class C(201[    ]-[    ]) Notes or any interest or participation therein

for its own account or for the account of an Accredited Investor, or (C) is not a U.S. Person (as defined in Regulation S) and is purchasing such Class C(201[    ]-[    ]) Notes or any interest or participation therein in an offshore transaction pursuant to Regulation S.

(vii) It is purchasing the Class C(201[    ]-[    ]) Notes for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Class C(201[    ]-[    ]) Notes, or any interest or participation therein pursuant to the provisions of this Terms Document.

(viii) It agrees that if in the future it should offer, sell or otherwise transfer such Class C(201[    ]-[    ]) Note or any interest or participation therein, it will do so only (A) to the Issuing Entity, (B) pursuant to Rule 144A to a person who it reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom it has informed that such offer, sale or other transfer is being made in reliance on Rule 144A or (C) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act.

(ix) If it is acquiring such Class C(201[    ]-[    ]) Note or any interest or participation therein in an offshore transaction (as defined in Regulation S), it acknowledges that the Class C(201[    ]-[    ]) Notes will be represented in the form of a global Registered Note as provided in Sections 2.02 and 3.01(i) of the Indenture, respectively or in definitive, fully registered, certificated form, as applicable, and that transfers thereof or any interest or participation therein are restricted as set forth in this Terms Document. If it is a QIB, it acknowledges that the Class C(201[    ]-[    ]) Notes offered in reliance on Rule 144A will be represented in the form of a global Registered Note as provided in Sections 2.02 and 3.01(i) of the Indenture, respectively or in definitive, fully registered, certificated form, as applicable, and that transfers thereof or any interest or participation therein are restricted as set forth in this Terms Document.

(x) It acknowledges that the Issuing Entity, the Indenture Trustee, Chase USA, Chase Card Funding and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Issuing Entity, the Owner Trust, Chase USA and Chase Card Funding.

(xi) With respect to any foreign purchaser claiming an exemption from United States income or withholding tax, it shall have delivered to the Indenture Trustee a true and complete Form W-8, Form 1001 or Form 4224 or such equivalent form then in effect, indicating such exemption.

(xii) It acknowledges that transfers of the Class C(201[    ]-[    ]) Notes or any interest or participation therein shall be subject in all respects to the restrictions applicable thereto contained in this Terms Document.

(c) Transfer of the Class C(201[    ]-[    ]) Notes in an Exempt Transaction without a Class C(201[    ]-[    ]) Tax Opinion. If, at the time of any proposed Transfer of the Class C(201[    ]-[    ]) Notes in an Exempt Transaction by Chase Card Funding, as initial holder of the Class C(201[    ]-[    ]) Notes, a Class C(201[    ]-[    ]) Tax Opinion has not been rendered, then the Transfer restrictions described in subsection 3.02(b)(i) through (iii) and (v) through (xii) (other than clause (iv)), in addition to the restrictions set forth below, will govern. Each Eligible Purchaser who becomes a Holder of a Class C(201[    ]-[    ]) Note, in connection with an Exempt Transaction for which a Class C(201[    ]-[    ]) Tax Opinion has not been rendered, by its acceptance of such Class C(201[    ]-[    ]) Note, will be required to execute a certificate addressed to the Issuing Entity and Chase Card Funding in the form of Exhibit B attached hereto acknowledging and representing and agreeing to the restriction described in subsection (b)(i) through (iii) and (v) through (xii) and as follows:

(i) Unless a Class C(201[    ]-[    ]) Tax Opinion is rendered, no portion of the Class C(201[    ]-[    ]) Notes or any interest therein may be Transferred in an Exempt Transaction except in accordance with this subsection 3.02(c). No portion of the Class C(201[    ]-[    ]) Notes or any interest therein may be Transferred in an Exempt Transaction, unless the Indenture Trustee has received an Issuing Entity Tax Opinion with respect to such Transfer.

(ii) Any attempted Transfer of a Class C(201[    ]-[    ]) Note that would cause the number of Targeted Holders to exceed ninety-five shall be void.

(iii) Such Eligible Purchaser is, for federal income tax purposes, either (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States or any state or the District of Columbia which, if such entity is a tax exempt entity, recognizes that payments with respect to the Class C(201[    ]-[    ]) Notes may constitute unrelated business taxable income, (3) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (iv) (a) a trust for which a court within the United States is able to exercise primary supervision over its administration and for which one or more persons described in this paragraph are able to control all substantial decisions or (b) a trust for which a valid election has been made to be treated as an United States person. Such Eligible Purchaser also shall agree that it will furnish to the Person from whom it is acquiring any interest in the Class C(201[    ]-[    ]) Notes and the Indenture Trustee, a properly executed U.S. Internal Revenue Service Form W 9 (and will agree to furnish a new Form W 9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form) and such other certifications, representations or Opinions of Counsel as may be requested by the Indenture Trustee.

(iv) Such Eligible Purchaser has not acquired and will not Transfer any interest in the Class C(201[    ]-[    ]) Notes or cause an interest in the Class C(201[    ]-[    ]) Notes to be marketed, on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code and any Treasury regulations thereunder, including, without limitation, an over the counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, such Eligible Purchaser shall certify to the Issuing Entity and the Indenture Trustee, prior to any delivery or Transfer to it of any Class C(201[    ]-[    ]) Notes, (1) that it is not and will not become (and that, if it is disregarded as an entity separate from its owner within the meaning of Treasury Regulations Section 301.7701-3(a) (a “DRE”), its owner is not and will not become), for so long as the Eligible Purchaser holds an interest in the Class C(201[    ]-[    ]) Notes, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes (a “Flow-Thru Entity”), or (2) that if the Eligible Purchaser (or, if the Eligible Purchaser is a DRE, its owner) is, or becomes, a Flow-Thru Entity, for so long as the Eligible Purchaser (or, if the Eligible Purchaser is a DRE, its owner) is a Flow-Thru Entity and the Eligible Purchaser holds an interest in the Class C(201[    ]-[    ]) Notes, not more than 50% of the value of any interests in such Eligible Purchaser (or, if the Eligible Purchaser is a DRE, its owner) will be attributable to interests in the Issuing Entity held by such Eligible Purchaser. Such Eligible Purchaser of an interest in the Class C(201[    ]-[    ]) Notes acknowledges that the Opinion of Counsel to the effect that the Issuing Entity will not be treated as an association or publicly traded partnership taxable as a corporation is dependent in part on the accuracy of its certifications described in this subsection 3.02(c).

(v) Any request for registration of Transfer of all or any portion of the Class C(201[    ]-[    ]) Notes in an Exempt Transaction pursuant to subsection 3.02(c) shall be made at the office of the Indenture Trustee, as Transfer Agent and Note Registrar. Only upon receipt by the Indenture Trustee of the written consent of the Issuing Entity to such Transfer shall the Class C(201[    ]-[    ]) Notes (or such portion thereof) be transferred upon the Note Register; provided, however, that such consent shall only be withheld based upon the reasonable belief of the Issuing Entity that such Transfer may cause the number of Targeted Holders to exceed ninety-five. Such Transfers of all or any portion of the Class C(201[    ]-[    ]) Notes shall be subject to the restrictions set forth in this subsection 3.02(c). Successive registrations and registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note Register.

(vi) No portion of the Class C(201[    ]-[    ]) Notes or any interest therein may be Transferred in an Exempt Transaction to (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any “plan” (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include “plan assets” (within the meaning of Department of Labor Regulation Section 2510.3 101, 29 C.F.R. § 2510.3 101 or otherwise under ERISA) by reason of a plan’s investment in the entity, including, without limitation, an insurance company general account.

(vii) It acknowledges that the Class C(201[    ]-[    ]) Notes will bear legends to the following effect unless the Issuing Entity determines otherwise, consistent with applicable law:

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUING ENTITY, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) IN THE CASE OF INITIAL TRANSFERS ONLY, PURSUANT TO SECTION 4(2) UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)(2)(3) or (7) OF REGULATION D (“REGULATION D”) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”) PURCHASING FOR ITS OWN ACCOUNT OR AN ACCREDITED INVESTOR PURCHASING FOR THE ACCOUNT OF AN ACCREDITED INVESTOR, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 501(a)(1)(2)(3) or (7) OF REGULATION D. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE PURSUANT TO CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE ISSUING ENTITY HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBJECT TO ADDITIONAL RESTRICTIONS ON RESALE OR TRANSFER SET FORTH IN THE CLASS C(201[    ]-[    ]) TERMS DOCUMENT (AS HEREINAFTER DEFINED). THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUING ENTITY.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE ISSUANCE TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF CHASE BANK USA, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

EACH PURCHASER OR HOLDER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE ISSUING ENTITY AND THE INDENTURE TRUSTEE THAT SUCH PURCHASER OR HOLDER IS NOT (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF ERISA), INCLUDING GOVERNMENTAL PLANS AND CHURCH PLANS, (B) ANY “PLAN” (AS DEFINED IN SECTION 4975(E)(1) OF THE CODE) INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS, OR (C) ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS”

(WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION SECTION 2510.3 101, 29 C.F.R. § 2510.3 101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY, INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT.”

The Issuing Entity will facilitate any Transfer of the Class C(201[    ]-[    ]) Notes consistent with the requirements of this Section 3.02, including assisting in the determination as to whether the number of Targeted Holders would exceed ninety-five.

Any transfer, resale, pledge or other transfer of the Class C(201[    ]-[    ]) Notes contrary to the restrictions set forth in this Section 3.02 and in this Terms Document shall be deemed void ab initio by the Indenture Trustee. As used in this Section 3.02, the terms “United States” and “U.S. persons” have the meaning given them in Regulation S.

[END OF ARTICLE III]

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01 Amendments. Notwithstanding anything to the contrary contained herein, each Class C(201[    ]-[    ]) Note and this Terms Document may be amended or supplemented to modify the restrictions on and procedures for Transfer of the Class C(201[    ]-[    ]) Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the Transfer of restricted securities generally. Each Noteholder shall by its acceptance of such Class C(201[    ]-[    ]) Note, have agreed to any such amendment or supplement.

Section 4.02 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date. So long as the Class C(201[    ]-[    ]) Notes are held by the Beneficiary or any Affiliate of the Beneficiary, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class C(201[    ]-[    ]) Notes may be amended to an earlier date and (b) the Class C(201[    ]-[    ]) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by the Beneficiary or any Affiliate of the Beneficiary of such Class C(201[    ]-[    ]) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Class C(201[    ]-[    ]) Notes is paid in full pursuant to the provisions of this Terms Document.

Section 4.03 No Ratings Confirmation Required for Class C(201[    ]-[    ]) Notes. Notwithstanding Section 3.10(iv) of the Indenture, and if the Class C(201[    ]-[    ]) Notes have been rated by any Note Rating Agency, the Issuing Entity will not be required to obtain written confirmation from each Note Rating Agency that an issuance of a new Tranche of Notes will not have a Ratings Effect on the Class C(201[    ]-[    ]) Notes.

[END OF ARTICLE IV]

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

CHASE ISSUANCE TRUST

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee and
Collateral Agent

By:
Name:
Title:

Chase Issuance Trust

CHASEseries Class C(201[    ]-[    ]) Terms Document

EXHIBIT A

FORM OF CLASS C NOTE

I. Legends to be applied with respect to the initial Class C(201[    ]-[    ]) Note issued to Chase Card Funding :

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE ISSUANCE TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUING ENTITY, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN THE CASE OF INITIAL TRANSFERS ONLY, PURSUANT TO SECTION 4(2) UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)(2)(3) or (7) OF REGULATION D (“REGULATION D”) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”) PURCHASING FOR ITS OWN ACCOUNT OR AN ACCREDITED INVESTOR PURCHASING FOR THE ACCOUNT OF AN ACCREDITED INVESTOR, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 501(a)(1)(2)(3) or (7) OF REGULATION D OR (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE PURSUANT

TO CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE ISSUING ENTITY HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

II. Legends to be applied with respect to Class C(201[    ]-[    ]) Notes Transferred pursuant to an effective registration under the Securities Act and a Class C(201[    ]-[    ]) Tax Opinion:

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE ISSUANCE TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF CHASE BANK USA, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

III. Legends to be applied with respect to Class C(201[    ]-[    ]) Notes Transferred in an Exempt Transaction with a Class C(201[    ]-[    ]) Tax Opinion:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUING ENTITY, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN THE CASE OF INITIAL TRANSFERS ONLY, PURSUANT TO SECTION 4(2) UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)(2)(3) or (7) OF REGULATION D (“REGULATION D”) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”) PURCHASING FOR ITS OWN ACCOUNT OR AN ACCREDITED INVESTOR PURCHASING FOR THE ACCOUNT OF AN ACCREDITED INVESTOR, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 501(a)(1)(2)(3) or (7) OF REGULATION D OR (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE PURSUANT TO CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE ISSUING ENTITY HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBJECT TO ADDITIONAL RESTRICTIONS ON RESALE OR TRANSFER SET FORTH IN THE CLASS C(201[    ]-[    ]) TERMS DOCUMENT (AS HEREINAFTER DEFINED).

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE ISSUANCE TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF CHASE BANK USA, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

IV. Legends to be applied with respect to Class C(201[    ]-[    ]) Notes Transferred in an Exempt Transaction without a Class C(201[    ]-[    ]) Tax Opinion:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUING ENTITY, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) IN THE CASE OF INITIAL TRANSFERS ONLY, PURSUANT TO SECTION 4(2) UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)(2)(3) or (7) OF REGULATION D (“REGULATION D”) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”) PURCHASING FOR ITS OWN ACCOUNT OR AN ACCREDITED INVESTOR PURCHASING FOR THE ACCOUNT OF AN ACCREDITED INVESTOR, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 501(a)(1)(2)(3) or (7) OF REGULATION D. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE PURSUANT TO CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE ISSUING ENTITY HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBJECT TO ADDITIONAL RESTRICTIONS ON RESALE OR TRANSFER SET FORTH IN THE CLASS C(201[    ]-[    ]) TERMS DOCUMENT (AS HEREINAFTER DEFINED). THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUING ENTITY.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE ISSUANCE TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF CHASE BANK USA, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

EACH PURCHASER OR HOLDER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE ISSUING ENTITY AND THE INDENTURE TRUSTEE THAT SUCH PURCHASER OR HOLDER IS NOT (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF ERISA), INCLUDING GOVERNMENTAL PLANS AND CHURCH PLANS, (B) ANY “PLAN” (AS DEFINED IN SECTION 4975(E)(1) OF THE CODE) INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS, OR (C) ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101, 29 C.F.R. § 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY, INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT.

.

REGISTERED	up to $

No. R-	CUSIP NO.

CHASE ISSUANCE TRUST

[Floating Rate] [Fixed Rate]

CHASEseries CLASS C(201[    ]-[    ]) NOTE

Chase Issuance Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CHASE CARD FUNDING LLC, or registered assigns, subject to the following provisions, a principal sum of                     payable on [                    ] (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on [                    ] (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of [LIBOR plus] [                    ]% per annum, as more specifically set forth in the Class C(201[    ]-[    ]) Terms Document, dated as of [            ] (the “Class C(201[    ]-[    ]) Terms Document”), between the Issuing Entity, the Indenture Trustee and the Collateral Agent, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

CHASE ISSUANCE TRUST, as Issuing Entity
By: CHASE CARD FUNDING LLC, not in its individual capacity but solely as Beneficiary under the Trust Agreement

By:
Name:
Title:

Date:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date:

[REVERSE OF NOTE]

This Class C Note is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its “CHASEseries Class C(201[    ]-[    ]) Notes” (herein called the “Notes”), all issued under a Fourth Amended and Restated Indenture dated as of [                    ], 2016 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a Third Amended and Restated Asset Pool One Supplement dated as of [                    ], 2016, as amended (the “Asset Pool One Supplement”), an Second Amended and Restated CHASEseries Indenture Supplement, dated as of [                    ], 2016 (the “Indenture Supplement”), and the Class C(201[    ]-[    ]) Terms Document, each between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee and collateral agent (the “Collateral Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee, the Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes and the Class B Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Asset Pool One Supplement.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Issuing Entity may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms of the Asset Pool One Supplement, the Issuing Entity may, from time to time, issue one or more series of Notes secured by Asset Pool One. Subject to the terms and conditions of the Indenture Supplement, the Issuing Entity may, from time to time, issue one or more Tranches of CHASEseries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), as applicable, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuing Entity, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment

Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuing Entity in Schedule A hereto.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuing Entity pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuing Entity may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee, the Collateral Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuing Entity, or join with any institution against the Issuing Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Asset Pool One Supplement, the CHASEseries Indenture Supplement, the Terms Document or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity with the consent of the Holders of Notes representing more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuing Entity with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuing Entity” as used in this Note includes any successor to the Issuing Entity under the Indenture.

The Issuing Entity is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement, the CHASEseries Indenture Supplement and the Class C(201[    ]-[    ]) Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the Asset Pool One Supplement, each additional Asset Pool Supplement, the CHASEseries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the CHASEseries Noteholders are deemed to have any interest in any assets of the Issuing Entity allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

                                                                                                                   *

Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

A-17